INCOME TAXES	6 Months Ended
Jun. 30, 2026
INCOME TAXES
INCOME TAXES

10. INCOME TAXES

The Group did not record any tax provision for the six months ended June 30, 2026 and 2025, primarily due to its expected tax losses for the periods and maintaining a full valuation allowance against its net deferred tax assets.

The Group’s estimate of the realizability of the deferred tax asset is dependent on estimates of projected future levels of taxable income. In analyzing future taxable income levels, the Group considered all evidence currently available, both positive and negative. Based on this analysis, the Group has recorded a valuation allowance for all deferred tax assets as of June 30, 2026 and December 31, 2025.

As of June 30, 2026 and December 31, 2025, the Group had no unrecognized tax benefits or accrued interest and penalties recorded. No interest and penalties were recognized during the six months ended June 30, 2026 and 2025.